UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2005

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

212-484-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 ASSET PURCHASE AGREEMENT DATED APRIL 20, 2005
EX-99.2 TWC REDEMTION AGREEMENT DATED APRIL 20, 2005
EX-99.3 TWE REDEMPTION AGREEMENT DATED APRIL 20, 2005
EX-99.4 EXCHANGE AGREEMENT DATED APRIL 20, 2005
EX-99.5 AMENDMENT NUMBER 2 TO THE TOLLING AND OPTIONAL REDEMPTION AGREEMENT DATED APRIL 20, 2005
EX-99.6 TKCCP AGREEMENT DATED APRIL 20, 2005
EX-99.7 CONTRIBUTION AGREEMENT DATED APRIL 20, 2005
EX-99.8 FORM OF BY-LAWS OF TIME WARNER CABLE INC., AS PROPOSED TO BE AMENDED
EX-99.9 FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TIME WARNER CABLE INC., AS PROPOSED TO BE AMENDED
EX-99.10 PARENT AGREEMENT DATED APRIL 20, 2005
EX-99.11 LETTER AGREEMENT DATED APRIL 20, 2005
EX-99.12 SHAREHOLDER AGREEMENT DATED APRIL 20, 2005

Item 8.01. Other Events

     On April 21, 2005, Time Warner Inc., a Delaware corporation (the “Registrant”), and Comcast Corporation, a Pennsylvania corporation (“Comcast”), announced that they and certain of their respective subsidiaries and affiliates had entered into definitive agreements (the “Agreements”) to acquire substantially all the assets of Adelphia Communications Corporation, a Delaware corporation (“Adelphia”).

     The purpose of this Form 8-K is to file as exhibits agreements relating to the transactions described in the Form 8-K dated April 20, 2005 and filed by the Registrant with the Securities and Exchange Commission on April 21, 2005 (the “April 20 Form 8-K”).

     Cautionary Statements

     The Agreements have been included to provide investors with information regarding their terms. Except for their status as the contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described in the April 20 Form 8-K, the Agreements are not intended to be a source of factual, business or operational information about the parties.

     The representations, warranties and covenants made by the parties in each of the Agreements are qualified, including by information in disclosure schedules that the parties exchanged in connection with the execution of such Agreements. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Agreements, including where the parties do not have complete knowledge of all facts. Investors are not third-party beneficiaries under the Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant, Comcast or Adelphia or any of their respective affiliates.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Asset Purchase Agreement, dated as of April 20, 2005, between Adelphia Communications Corporation and Time Warner NY Cable LLC.

Exhibit 99.2	TWC Redemption Agreement, dated as of April 20, 2005, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Comcast Corporation, Cable Holdco II Inc., Time Warner Cable Inc., TWE Holding I LLC and Time Warner Inc.

Exhibit 99.3	TWE Redemption Agreement, dated as of April 20, 2005, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco I, LLC, TWE Holdings I Trust, Comcast Corporation, Cable Holdco III LLC, Time Warner Entertainment Company,

L.P., Time Warner Cable Inc. and Time Warner Inc.

Exhibit 99.4	Exchange Agreement, dated as of April 20, 2005, by and among Comcast Corporation, Comcast Cable Communications Holdings, Inc., Comcast of Georgia, Inc., TCI Holdings, Inc., Time Warner Cable Inc., Time Warner NY Cable LLC and Urban Cable Works of Philadelphia, L.P.

Exhibit 99.5	Amendment Number 2, dated as of April 20, 2005, to the Tolling and Optional Redemption Amendment dated as of September 24, 2004, as amended by Amendment Number 1 dated as of February 17, 2005, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Comcast Corporation, Cable Holdco Inc., Time Warner Cable Inc. and Time Warner Inc.

Exhibit 99.6	TKCCP Agreement, dated as of April 20, 2005, by and between Time Warner Cable Inc. and Comcast Corporation.

Exhibit 99.7	Contribution Agreement, dated as of April 20, 2005 between Time Warner NY Cable LLC and American Television and Communications Corporation.

Exhibit 99.8	Form of By-laws of Time Warner Cable Inc., as proposed to be amended.

Exhibit 99.9	Form of Amended and Restated Certificate of Incorporation of Time Warner Cable Inc., as proposed to be amended.

Exhibit 99.10	Parent Agreement, dated as of April 20, 2005, among Time Warner Cable Inc., Time Warner NY Cable LLC and Adelphia Communications Corporation.

Exhibit 99.11	Letter Agreement related to the requirement of Time Warner NY Cable LLC, in certain circumstances, to acquire from Adelphia those systems that otherwise would have been acquired by Comcast, dated April 20, 2005, among Time Warner NY Cable LLC, Comcast Corporation and Adelphia Communications Corporation.

Exhibit 99.12	Shareholder Agreement, dated as of April 20, 2005, between Time Warner Inc. and Time Warner Cable Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.
By:	/s/ Wayne H. Pace
	Name:	Wayne H. Pace
	Title:	Executive Vice President and Chief Financial Officer

Date: April 26, 2005

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Asset Purchase Agreement, dated as of April 20, 2005, between Adelphia Communications Corporation and Time Warner NY Cable LLC.

Exhibit 99.2	TWC Redemption Agreement, dated as of April 20, 2005, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Comcast Corporation, Cable Holdco II Inc., Time Warner Cable Inc., TWE Holding I LLC and Time Warner Inc.

Exhibit 99.3	TWE Redemption Agreement, dated as of April 20, 2005, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco I, LLC, TWE Holdings I Trust, Comcast Corporation, Cable Holdco III LLC, Time Warner Entertainment Company, L.P., Time Warner Cable Inc. and Time Warner Inc.

Exhibit 99.4	Exchange Agreement, dated as of April 20, 2005, by and among Comcast Corporation, Comcast Cable Communications Holdings, Inc., Comcast of Georgia, Inc., TCI Holdings, Inc., Time Warner Cable Inc., Time Warner NY Cable LLC and Urban Cable Works of Philadelphia, L.P.

Exhibit 99.5	Amendment Number 2, dated as of April 20, 2005, to the Tolling and Optional Redemption Amendment dated as of September 24, 2004, as amended by Amendment Number 1 dated as of February 17, 2005, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Comcast Corporation, Cable Holdco Inc., Time Warner Cable Inc. and Time Warner Inc.

Exhibit 99.6	TKCCP Agreement, dated as of April 20, 2005, by and between Time Warner Cable Inc. and Comcast Corporation.

Exhibit 99.7	Contribution Agreement, dated as of April 20, 2005 between Time Warner NY Cable LLC and American Television and Communications Corporation.

Exhibit 99.8	Form of By-laws of Time Warner Cable Inc., as proposed to be amended.

Exhibit 99.9	Form of Amended and Restated Certificate of Incorporation of Time Warner Cable Inc., as proposed to be amended.

Exhibit 99.10	Parent Agreement, dated as of April 20, 2005, among Time Warner Cable Inc., Time Warner NY Cable LLC and Adelphia Communications Corporation.

Exhibit 99.11	Letter Agreement related to the requirement of Time Warner NY Cable LLC, in certain circumstances, to acquire from Adelphia those systems that otherwise would have been acquired by Comcast, dated April 20, 2005, among Time Warner NY Cable LLC, Comcast Corporation and Adelphia Communications Corporation.

Exhibit 99.12	Shareholder Agreement, dated as of April 20, 2005, between Time Warner Inc. and Time Warner Cable Inc.